Fifth Third Bank | All Rights Reserved
Exhibit 99.1
Investor Update
August 2010
Please refer to earnings release dated July 22, 2010 and 10-Q dated
August 9, 2010 for further information, including full results reported on a U.S.
GAAP basis

Fifth Third Bank | All Rights Reserved
2Q10 in review
• Net income of $192 million
versus 1Q10 net loss of $10
million
• Pre-provision net revenue of
$567 million consistent with
1Q10
• Average core deposits up
$582 million, or 1%
sequentially
– Average transaction
deposits up $1.3 billion, or
2% sequentially
• Strong capital ratios:
– Tier 1 common 7.2%
– Leverage ratio 12.2%
– Tier 1 ratio 13.7%
– Total capital ratio 18.0%
• Extended $20 billion of new
and renewed credit
Strong operating trends
• Net charge-offs declined 25%
sequentially (lowest level since
2Q08)
– At $434M, down 46% from
$756M peak
• Nonperforming assets declined
5% and nonperforming loans
declined 8% sequentially
(lowest levels since the first
half of 2009)
– Total delinquencies
declined 17% sequentially
(lowest level since 2Q07)
• Loan loss allowance of 4.85%,
146% of nonperforming loans
and leases and more than two
times annualized 2Q10 net
charge-offs
• Realized credit losses have
been significantly below SCAP
scenarios
Significant improvements in credit
• Focusing on credit
quality, portfolio
management and loss
mitigation strategies
• Executing on customer
satisfaction initiatives and
improving customer
loyalty
• Enhancing breadth and
profitability of offerings
and relationships
• Becoming an employer of
choice in the industry by
continuing to enhance the
employee engagement
Actions driving progress

Fifth Third Bank | All Rights Reserved
Peer performance summary – YoY Comparison
Continued relative outperformance on key value drivers
FITB
2Q10
Regional
bank peer
average
(1)
2Q10
Midwest
peers
average
(2)
2Q10
Performance
vs. peers
Core pre-tax pre-provision earnings* / loans 2.9% 2.9% 2.7% Better
Average core deposits growth +12% +7% +9% Better
Net charge-off ratio / (bps) 2.26% (-82) 2.50% (-3) 2.83% (-26) Better
NPA ratio* / (bps) 3.87% (+39) 4.01% (+50) 3.49% (-24) In line
Operating efficiency ratio* 63% 64% 63% In line
Average loan growth* -6% -7% -10% In line
Net interest margin / (bps) 3.57% (+31) 3.62% (+33) 3.40% (+41) In line
Operating fee growth* -7% -4% +1% Worse (Mortgage)
Source: SNL and company reports.
(1) Regional bank peer average consists of BBT, CMA, HBAN, KEY, MTB, MI, PNC, RF, STI, USB, WFC, and ZION.
(2)  Midwest peer average consists of  CMA, HBAN, KEY, MI, and USB.
*  Operating fee growth, core pre-tax pre-provision earnings, and operating efficiency ratio exclude the following items: securities gains/losses, gains/losse from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, FDIC special assessment, the pro forma effect of the 2Q09 processing business sale, and other non-recurring items. Average loans include only loans held-for-investment. NPAs exclude loans held-for-sale and covered assets.

Fifth Third Bank

$700
$600
$500
$400
$300
$200
$100
$0
94
3
483
57
8
564
111
45
535
73
30
562
91
1
569
55
14
552
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Noninterest Expense Credit Items
Fee Income Credit Items
Core

6

Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
• Reported PPNR of $567M consistent with strong 1Q10 levels, reflecting fee income results and lower expenses, partially offset by lower net interest income
• Core PPNR of $552M, due to negative adjustments totaling $15M, resulting in sequential and year-over-year declines of 3% and 2%, respectively
• Excluding the impact of credit-related adjustments ($69M in 2Q10), PPNR down 6% versus
1Q10; down 2% versus 2Q09
Core PPNR
Core PPNR reconciliation
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
Reported PPNR $511 $2,393 $844 $562 $568 $567
Adjustments:
Gain on sale of Visa shares - - (244) - - -
BOLI charge 54 - - - - -
Gain from sale of processing interest - (1,764) 6 - - -
Divested merchant and EFT revenue (155) (169) - - - -
Class B Visa swap fair value adjustment - - - - 9 -
Securities gains/losses 24 (5) (8) (2) (14) (8)
Visa litigation reserve expense - - (73) - - -
Other litigation reserve expense - - - 22 4 3
FTPS warrants and puts - - - (20) 2 (10)
Seasonal pension expense - - 10 - - -
FDIC special assessment - 55 - - - -
Divested merchant & EFT expense
(est.) 49 54 - - - -
Core PPNR $483 $564 $535 $562 $569 $552
Credit Related Items:
OREO write-downs, FV adjs, & G/L on
loan sales 3 8 45 30 1 14
Problem asset work-out expenses 94 57 111 73 91 55
Credit adjusted PPNR $580 $630 $690 $665 $661 $621

1.2%
1.1%
1.1%
1.0%
0.7%
0.6%
0.5%
0.4%
0.3%
0.0%
-0.8%
-0.9%
-1.1%
PNC MTB USB WFC FITB BBT CMA HBAN KEY STI RF ZION MI

474%
207%
189%
186%
149%
127%
102%
91%
88%
79%
75%
71%
42%
MTB PNC USB WFC CMA FITB BBT HBAN STI KEY RF ZION MI

4.5%
4.4%
4.3%
3.1%
3.2%
2.9%
2.8%
2.6%
2.5%
2.2%
2.2%
2.1%
1.9%
1.8%
PNC USB WFC MTB FITB HBAN BBT KEY STI RF CMA ZION MI

6

Fifth Third Bank | All Rights Reserved
Strong profitability results
2Q10 core PPNR / average loans (annualized)
ROAA Core PPNR / NCOs
• Return on assets higher than peer
average
• PPNR more than covers net charge-offs
(profitability not dependent on reserve
releases)
• Strong PPNR profitability creates higher
than average loss absorption capacity
Credit adjusted PPNR
/ Average Loans
Source: SNL Financial and company reports. Data as of 2Q10.
* Core pre-tax pre-provision earnings excludes the following items: securities gains/losses, gains/losses from debt extinguishments, leveraged lease gains/losses, gains from asset sales, goodwill impairment charges, FDIC special assessment, the pro forma effect of the 2Q09 processing business sale, and other non-recurring items. Average loans include only loans held-for-investment.

$700
$600
$500
$400
$300
$200
$100
$0
620 624
645 653
605 650
629 659
624 625
601 615
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Core
Fee Income Excluding Credit Items

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
913 819
912 856
938 828
945 872
952 861
932 877
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Core
Noninterest Expense Excluding Credit Items

6

Fifth Third Bank | All Rights Reserved
Stable income and expense in difficult environment
Core fee income ($M)
Core expenses ($M)
• Core noninterest income of $601M declined $23M, or
4%, compared with prior quarter, impacted by lower
mortgage banking net revenue
• Sequential strength in card and processing revenue
(+15%), corporate banking revenue (+14%), and deposit
service charges (+5%)
• Credit-related costs affected fee income by $14M in
2Q10 compared with $1M in 1Q10 and $8M in 2Q09
• Core expense growth driven by elevated credit costs
and higher salaries, wages, and incentives due to
increased production levels and investment in sales
force expansion
• Core efficiency ratio of 62.6% in 2Q10, compared with
62.4% in 1Q10 and 61.6% in 2Q09
• Credit-related costs affected noninterest expenses by
$55M in 1Q10 compared with $91M the previous
quarter and $57M in 2Q09
• Total expense related to mortgage repurchases ~$18M
in 2Q10 compared with $39M in 1Q10 and $10M in 2Q09
* Refer to slide 4 for itemized effects of non-core fees and expenses

FIFTH THIRD BANK

4.0%
3.5%
3.0%
2.5%
2.0%
$836
$874
$882
$901
$887
3.26%
3.43%
3.55%
3.63%
3.57%
$950
$850
$750
$650
$550
$450
2Q09
3Q09
4Q09
1Q10
2Q10
Net interest income (right axis)
PAA*
NIM

3.57%
3.62%
31 bps
33 bps
NIM
NIM growth
FITB
Peer average

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
2Q09
3Q09
4Q09
1Q10
2Q10
Spread (right axis)
Asset yield
Liability rate

6

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential trends in net interest income and
net interest margin reflect weak loan demand
and impact of excess liquidity held in cash
equivalents
– NII down $14M and NIM down 6 bps in
2Q10 over prior quarter
• Expect improved NII and NIM in 2H10 from
CD maturities, better loan spreads, and
public funds deposit runoff
(bps)
Reported NIM and YOY growth versus peers
Peers include: BBT, CMA, HBAN, KEY, MI, MTB, PNC, RF, STI, USB, WFC, ZION
Source: SNL and company reports
* Reflects purchase accounting adjustments from the First Charter acquisition of $37M, $29M, $25M, $21M, and $17M in 2Q09, 3Q09, 4Q09, 1Q10, and 2Q10, respectively.
** Excludes purchase accounting adjustments
Yields and rates**
($Ms)

FIFTH THIRD BANK

(2%) QoQ; (6%) YoY
33
33
32
33
33
49
48
45
45
44
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial Loans
Consumer Loans

+1% QoQ; +12% YoY
16
17
16
15
15
36
36
38
43
43
17
17
18
19
19
2Q09
3Q09
4Q09
1Q10
2Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

(6%) QoQ; (40%) YoY
11
10
10
11
11
8
6
4
2
2
12
10
8
7
6
2Q09
3Q09
4Q09
1Q10
2Q10
LT debt
ST borrowings
Non-core deposits

6

Fifth Third Bank | All Rights Reserved
Balance sheet:
Continued growth in core funding
• Extended $20B of new and renewed credit in 2Q10
• CRE loans down 4% sequentially and 14% from the previous year
• C&I loans were flat sequentially and down 7% from the previous year largely due to lower line utilization and soft demand
• Consumer loans down 2% sequentially and 1% from the previous year
• Warehoused residential mortgage loans held-for-sale were $2.0 billion at quarter end
• Core deposit to loan ratio of 100%, up from 84% in 2Q09
• Everyday Great Rates strategy continues to drive core deposit growth
– DDAs up 3% sequentially and 16% year-over-year
– Retail transaction deposits up 5% sequentially and 12% from the previous year, driven by growth in savings, interest checking, and demand deposit balances
– Commercial transaction deposits down 2% sequentially and up 41% from the previous year
Average loan growth ($B)^
Average core deposit growth ($B)
82
80
78 78
69 70
72
76
Average wholesale funding ($B)
31
26
20
22
• Reduced wholesale funding by $1.2 billion sequentially and $12.4 billion from the previous year
– Non-core deposits down 10% sequentially and 45% from the previous year
– Short term borrowings up 4% sequentially and down 80% from the previous year
– Long-term debt down 5% sequentially and 2% from the previous year
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
77
77
19

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

6

Fifth Third Bank | All Rights Reserved
Credit trends better than peers
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800M in NCOs related to commercial losses moved to held-for-sale
FITB credit metrics were higher than peers but are now generally better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers*
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
(7.5%) (HFS transfer)

0.6%
1.4%
2.2%
2.3%
2.3%
2.3%
2.5%
2.6%
2.7%
3.0%
3.0%
3.2%
4.2%
MTB CMA PNC FITB WFC USB BBT STI ZION RF HBAN KEY MI

2.2%
2.5%
3.0%
3.5%
3.6%
3.9%
3.9%
4.3%
4.3%
4.7%
4.8%
5.2%
6.2%
USB MTB CMA KEY HBAN FITB PNC WFC BBT RF STI MI ZION

-4%
-2%
-2%
1%
6%
7%
11%
15%
16%
18%
18%
22%
26%
FITB USB KEY HBAN CMA PNC MTB MI WFC RF BBT STI ZION

Peer average: 32%
20%
23%
24%
28%
28%
30%
32%
34%
36%
37%
38%
41%
49%
CMA KEY USB PNC MTB FITB HBAN WFC BBT MI STI RF ZION

6

Fifth Third Bank | All Rights Reserved
Strong credit metrics compared with peers
Source: SNL Financial and company reports. Data as of 2Q10.
HFI NPA Ratio
Peer average: 2.5%
Peer average: 4.0%
Net Charge-off Ratio (Annualized)
“Texas Ratio” NPAs + 90+ – Reserves / TCE
Peer average: 11%

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Down 14%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
477
517
555
561
550
2,110
2,430
2,392
2,172
1,980
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial
Consumer

Down 49%
$1,000
$800
$600
$400
$200
$0
$992
$754
$542
$510
$832
$544
$602
$405
$310
$125
$160
$152
$137
$200
2Q09
3Q09
4Q09
1Q10
2Q10
Total
Commercial
Consumer

6

Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($M)
$2.6B
$2.9B
$2.9B
$2.7B
Non-performing loans improving with lower
severity mix
$2.5B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. Over the past four quarters, FITB inflows have been lower than peers and generally in the top quartile.
FITB NPL inflows (relative to loans) vs. Peers
FITB
Peers include: MI, RF, KEY, STI, JPM, C, BBT, WFC, USB, BAC, HBAN, CMA, PNC, and MTB
New non-performing loan flows ($M)
NPL flows have declined significantly

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

80
345
179
350
403
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

6

Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to
redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, over $1.6B were on accrual
status and $246M were nonaccruals
— $1.0 billion of TDRs are current and have been on the
books 6 or more months; within that, $600 million of
TDRs are current and have been on the books for more than
a year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current
loans once a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 4Q09; industry data cumulative through 4Q09
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through December 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    $386M
4Q09    $153M
$1.0
billion
2008
2009
Time since restructuring
Current consumer TDRs ($Ms)

41%
32%
30%
25%
25%
23%
22%
17%
15%
15%
13%
13%
11%
ZION
MTB
MI
BBT
CMA
RF
HBAN
KEY
USB
FITB
STI
PNC
WFC

478%
425%
304%
276%
274%
253%
210%
208%
166%
155%
153%
145%
139%
MTB
ZION
BBT
RF
MI
HBAN
CMA
USB
KEY
STI
FITB
PNC
WFC

6

Fifth Third Bank | All Rights Reserved
Manageable commercial real estate exposure
CRE / Assets
Source: SNL and company reports.
CRE / (TCE + Reserves)
Peer average: 256%
Peer average: 22%
CRE exposure lower than peer average; problems relatively more manageable given capital and reserves

Fifth Third Bank | All Rights Reserved
Updated stress testing - process overview
Similar process to that used in our previous stress test applications; updated for actual performance and current economic expectations
Moody’s “Base” and “Weaker Recovery/Mild Second Recession” scenarios key economic assumptions
Commercial
— 33 geographic/industry sectors analyzed and regressed against economic and performance drivers
— Migration trends from criticized to nonaccrual and charge-off evaluated by region and industry
Consumer
— Portfolios subdivided into appropriate categories (i.e. liquidating vs. non-liquidating home equity)
— Results derived using combination of regression models, loss curves and roll rates, and applied economic factors
–
Mortgage and home equity key correlation: HPI
–
Credit card key correlation: unemployment
–
Other consumer key correlations: unemployment and GDP
Base
Weaker Recovery /
Mild Second Recession
Economic Assumptions* 2010 2010
Peak Unemployment 10.0% 10.5%
GDP 2.5% 0.4%
Avg. change in quarterly HPI (0.8%) (1.7%)
* Moody’s Economy.com; as of May 2010

Fifth Third Bank | All Rights Reserved
Updated credit loss expectations vs.
SCAP “stress test” scenarios
$4.1B
$5.0B
$2.8B
Moody’s Recession
Case** Assumptions
(May 2010)
Moody’s Base
Case** Assumptions
(May 2010)
Realized credit losses have been significantly below SCAP submissions; expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario*
(Supervisory; Mar 2009)
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of credit losses
under SCAP (plus
surplus raised vs.
buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes
– Economic and credit market
conditions are much
improved versus those
expected in spring 2009
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Weaker Recovery/ Mild Second
Recession Case (as of May
2010)**
Our current expectation is for
2010 losses to be lower than 2009
$2.9B
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
$3,750
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
2008 2009 2010
Net credit losses ($Ms)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-
year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under
Fifth Third’s submission.
** Source for macroeconomic assumptions: Moody’s Economy.com as of May 2010. FITB results updated to reflect 2Q10 actual results.

FIFTH THIRD BANK

$1,200
$1,000
$800
$600
$400
$200
$0
($200)
5%
4%
3%
2%
1%
0%
-1%
-2%
3.31%
4.69%
4.88%
4.91%
4.85%
$415
$196
$68
$8
$626
$756
$708
$582
$434
($109)
2Q09
3Q09
4Q09
1Q10
2Q10
Net Charge-offs
Provision
Reserves as % of Loans

146%
99%
124%
85%
212%
140%
Reserves / NPLs
Reserves / NPAs
Reserves / Annualized NCOs
FITB
Peer Average

6

Fifth Third Bank | All Rights Reserved
Strong reserve position
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
Coverage ratios are strong relative to peers
Industry leading reserve level
1. FITB 4.85%
2. KEY 4.16%
3. ZION 4.11%
4. HBAN 3.79%
5. RF 3.71%
6. MI 3.69%
7. PNC 3.46%
8. WFC 3.21%
9. USB 2.83%
10. STI 2.79%
11. BBT 2.66%
12. CMA 2.38%
13. MTB 1.77%
Peer Average 3.21%
Reserves / Loans

11.7%
10.7%
10.6%
10.6%
10.5%
10.2%
10.1%
9.8%
9.7%
9.2%
8.5%
8.2%
7.2%
BBT PNC CMA KEY WFC FITB USB STI ZION HBAN RF MTB MI

10.1%
8.2%
7.7%
7.4%
7.2%
7.0%
6.9%
6.8%
6.5%
6.3%
6.0%
5.8%
5.7%
CMA MI KEY PNC WFC STI ZION BBT FITB RF HBAN USB MTB

9.8%
8.9%
8.3%
8.1%
7.9%
7.9%
7.7%
7.6%
7.4%
7.3%
7.2%
7.1%
5.9%
CMA BBT PNC KEY STI ZION RF WFC USB MI FITB HBAN MTB

11.4%
11.2%
11.2%
10.9%
10.9%
10.8%
10.7%
10.7%
10.4%
10.3%
10.1%
9.6%
7.3%
CMA BBT ZION FITB RF KEY PNC MI HBAN STI WFC USB MTB

6

Fifth Third Bank | All Rights Reserved
Robust capital position
Source: SNL and company reports.
Strong capital ratios relative to peers, particularly considering reserve levels
Peer average w/
TARP: 11.5%
Peer average
w/o TARP: 9.7%
Tier 1 capital ratio (with and without TARP)
9.2%
11.0%
13.5%
12.6%
12.5%
13.6%
13.7%
12.0%
Tangible common equity ratio
Peer average: 7.1%
Tier 1 common ratio
Peer average: 7.8%
(Tier 1 common + reserves) / RWA
Peer average: 10.4%

FIFTH THIRD BANK

$5.0B
$0
$0
$0
$750
$0
$0
2010
2011
2012
2013
2014
2015
2016 on
Fifth Third Bancorp
Fifth Third Capital Trust

$500
$500
$2
$0
$0
$0
$0
2010
2011
2012
2013
2014
2015
2016 on

L-T debt
10%
Demand
17%
Equity
12%
Other liabilities
3%
Interest checking
17%
S-T borrowings
1%
Non-core deposits
6%
Consumer time
10%
Foreign office
3%
Savings/ MMDA
21%

6

Fifth Third Bank | All Rights Reserved
Strong liquidity profile
Retail Brokered CD maturities: $328M in 2010; $31M in 2011
FHLB borrowings $2.6B
6/30 unused avail. capacity $22B ($18.1B in Fed and $3.6B in FHLB)
Holding Company cash at 6/30/10: $1.4B
—
Total Fed deposits ~$4.0B
Expected cash obligations over the next 12 months (assuming no
TARP repayment)
— $0 debt maturities
— ~$39M common dividends
— ~$205M preferred dividends  (~$35M Series G, ~$170M TARP)
— ~$221M interest and other expenses
Cash currently sufficient to satisfy all fixed obligations* over the next 24 months without accessing capital markets/subsidiary
dividends
Bank unsecured debt maturities ($M – excl. Brokered CDs)
Heavily core funded
Holding company unsecured debt maturities ($M)
* Debt maturities, common and preferred dividends, interest and other expenses
S-T
wholesale
7%

Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule /
Derivatives
• Vast majority of derivatives activities are exempted (FITB generally not a market maker)
• Any proprietary trading de minimis
• “P/E” fund investments <$100M (<1% of Tier 1 capital)
• Expect minimal financial impact from loss of existing revenue
• Potentially higher compliance costs despite small levels of non-
exempt activities
Debit
Interchange
(Durbin
Amendment)
• LTM^ debit interchange revenue $190M
– Signature $171M, PIN $19M
• LTM debit interchange $ volume: $15B
– Signature $11.6B, PIN $3.4B
• LTM debit interchange transaction volume: 412M
– Signature 328M, PIN 84M
• Will not know what “reasonable” and “proportional” mean until after Fed study
• Each 10 bps reduction in overall interchange rates would
represent ~$15M revenue impact annually, before effect of
mitigation
• Additional follow-on effects on industry debit card payments business could result from changes
Deposit
Insurance
• Current assessed base (Deposits): $80B
• Proposed assessed base (Assets-TE): $97B
• FITB percentage share of new industry assessment base
lower than its percentage share of old base (due to lower
reliance on wholesale funding)
• Don’t know assessment rates on new base
• DIF reserve target increase to 1.35% from 1.15%
– May be achieved from banks >$50B through higher
annual assessments or longer period of elevated
assessments
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated ~$20M per quarter ($80M annualized) reduction to deposit service charges, before effect of mitigation
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• 280 bps of non-common Tier 1 capital in capital structure • >300 bps of non-common Tier 1 currently
– Potentially more than may be needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired  composition
* Based on current understanding of legislation. ** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.
^ LTM = last twelve months

Fifth Third Bank | All Rights Reserved
Fifth Third – Traditional Banking Model
Fifth Third’s business model is not oriented toward capital markets activities, trading, or other systemic or interconnected risks
— $100B in assets, primarily core funded rather than wholesale; <1% U.S. banking assets
Volcker Rule and derivatives legislation should have minimal effect on revenues and activities
— Didn’t/don’t originate/sell CDOs
— Didn’t/don’t originate/sell subprime mortgages or Option ARMs
— De minimis market making in derivatives
— De minimis proprietary trading
— Small private equity portfolio <$100M (holding company subsidiary)
— Fifth Third loss in Lehman bankruptcy should be less than $2 million
(interconnectedness)
— Daily VaR less than $500 thousand
Business model largely that of pre-Gramm-Leach-Bliley Act banking company

FIFTH THIRD BANK

Achieve market share leadership in a majority of our markets

- Higher deposits / branch
- Better and deeper customer relationships

Focus on expanding underpenetrated high-potential service areas

- Small business
- Private banking
- Treasury management

Ongoing initiatives

- Customer satisfaction
- Employee engagement
- Business line sales integration strategy

Opportunistic hiring

- Market disruption has given us the opportunity to hire strong talent from former competitors

6

21 Fifth Third Bank | All Rights Reserved Continuing to invest for the future

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,”
“projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.